UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2005


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California                      0-11113                 95-3673456
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


       1021 Anacapa Street, Santa Barbara, CA                      93101
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 10, 2005 Pacific Capital Bancorp (the "Company") issued a press release announcing that Donald Lafler, Executive Vice President and Chief Financial Officer, has informed the Company of his plans to retire during 2006. Mr. Lafler, 59, will continue in his current position during the recruiting process and the 2006 RAL season, and will assist during the transition period once the position has been filled.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit No.              Description
         --------------------------------------------------------------
             99.1               Press release dated November 10, 2005.






                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   PACIFIC CAPITAL BANCORP

Date:  November 10, 2005                           /s/ William S. Thomas, Jr.
                                                   --------------------------
                                                   William S. Thomas, Jr.
                                                   President and
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibits
--------------         -----------------------

     99.1 Pacific Capital Bancorp press release dated November 10, 2005 announcing retirement plans of Chief Financial Officer, Donald Lafler.